UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 29, 2006

EMERGING VISION, INC.

(Exact name of registrant as specified in its charter)

New York	No.001-14128	No.11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Quentin Roosevelt Boulevard

Garden City, New York 11530

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 390-2100

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Reference is made to Item 2.01 below which is hereby incorporated herein.

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to an Asset Purchase Agreement, dated September 29, 2006, and effective as of August 1, 2006, among Emerging Vision, Inc. (the “Company”), the Company’s wholly-owned subsidiary, COM Acquisition, Inc. (“COM”), Combine Optical Management Corp. (“Combine”), a Florida corporation that operates an optical group purchasing and development stage neutriceutical business, and Combine’s sole shareholder, Neil Glachman (“Glachman”), COM acquired substantially all of the tangible and intangible assets and business of Combine. The purchase price was as follows: (i) $2,473,000.00 in cash, $700,000 of which was paid at closing, and the aggregate balance of which ($1,773,000) is payable in accordance with the terms of two promissory notes, the first of which is in the original principal amount of $1,273,000 payable (without interest) in four annual installments commencing on October 1, 2007, and the second of which is in the original principal amount of $500,000 payable (with interest at 7% per annum) in sixty monthly installments of $9,960, and (ii) options to purchase 3,515,625 shares of the Company’s common stock, at an exercise price per share of $0.15, of which 2,187,500 may be put back to the Company during the period commencing September 29, 2010 and ending on September 28, 2016, at a put price per share of $0.32.

In connection with this acquisition, the Company entered into a five-year Employment Agreement with Glachman, pursuant to which Glachman will, among other things, serve as the President of COM. The Employment Agreement provides that Glachman will be paid a salary of $210,000 per annum, and will be entitled to receive an annual bonus, based upon an established formula, and to receive certain benefits.

Item 9.01	Financial Statements

(a)           The financial information required by this item is not included in this initial report on Form 8-K but will be filed by amendment not later than 71 days after the date that this initial report on Form 8-K is required to be filed.

(b)           The pro forma financial information required by this item is not included in this initial report on Form 8-K but will be filed by amendment not later than 71 days after the date that this initial report on Form 8-K is required to be filed.

[Signature on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

By:	/s/ Brian Alessi

Name: Brian Alessi

Title:	Chief Financial Officer

Date:	October 5, 2006